UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

(Amendment No. )

_________________________

Filed by the Registrant ☒ Filed by a Party other than the Registrant☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

InPoint Commercial Real Estate Income, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! INPOINT COMMERCIAL REAL ESTATE INCOME, INC. 2023 Annual Meeting Vote by September 20, 2023 11:59 PM ET image INPOINT COMMERCIAL REAL ESTATE INCOME, INC. 2901 BUTTERFIELD ROAD OAK BROOK, IL 60523 V19811-P96573 You invested in INPOINT COMMERCIAL REAL ESTATE INCOME, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the Annual Meeting to be held on September 21, 2023. Get Informed Before You Vote View the Notice, Proxy Statement, form of Proxy and Annual Report online OR you can request a free paper or email copy of the material(s) prior to September 7, 2023. To request a copy of the material(s) for this and/or future stockholder meetings, you can (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If you request a copy of the material(s) by sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Logo For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* September 21, 2023 1:00 p.m., Central Time 2901 Butterfield Road Oak Brook, Illinois 60523 *Please check the meeting materials for any requirements for meeting attendance and the phone number to call to obtain directions. At the meeting, you will need to complete a ballot to vote these shares. Logo Logo V1.2

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is only an overview of the more complete proxy materials, which contain important information and are available on the Internet or by mail per the instructions elsewhere in this notice. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. To elect five director nominees listed in the Proxy Statement: Nominees: 1a. Mitchell A. Sabshon For 1b. Donald MacKinnon For 1c. Norman A. Feinstein For 1d. Cynthia Foster Curry For 1e. Robert N. Jenkins 2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V19812-P96573

Frequently Asked Questions

Why am I receiving this Notice of Internet Availability?

The Securities and Exchange Commission (“SEC”) permits companies to send the enclosed “Notice” instead of a full printed set of proxy materials. The Notice provides instructions on how to view your company’s proxy materials, vote online and request a full set of printed materials by mail.

There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company’s costs and reducing the environmental impact from printing and mailing full sets of proxy materials.

How do I view the proxy materials online?

Go to www.proxyvote.com and enter your control number to get started. Your control number can be found on the enclosed Notice.

What if I prefer to receive a paper copy of the proxy materials?

You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to do so can be found in the Get Informed Before You Vote section of the Notice.

Can I receive proxy materials for future meetings by e-mail rather than receive a Notice?

Yes you can. Go to www.proxyvote.com and make your choice in the Delivery Settings section.

For more information about the SEC’s Notice and Access Proxy Rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml.

Your vote is very important. Please vote your sharestoday.The annual stockholder meeting will be held on September 21, 2023. Whether or not you plan to attend, your vote is very important. You can vote your shares by internet, telephone, or mail. Simply follow the instructions on the enclosed form. For your convenience, we’ve highlighted where you can find your unique Control Number. FOUR WAYS TOVOTE ONLINE PHONE QR CODE MAIL Company Logo 0000 0000 0000 0000 0000 0000 0000 0000 NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number. 0000 0000 0000 0000 0000 0000 0000 0000 WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. WITHOUT A PROXY CARD Call 1-877-777-5613 Monday to Friday, 9:00 a.m. to 10:00 p.m. ET to speak with a proxy specialist. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. WITH A SMARTPHONE Vote by scanning the Quick Response Code or “QR Code” on the Proxy Card/VIF enclosed. VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number.